DIRECT OPERATING COSTS	6 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The partnership has no key employees or directors and does not remunerate key management personnel. Details of the allocation of costs incurred by Brookfield on behalf of the partnership are disclosed in Note 17. Key decision makers of the partnership are all employees of the ultimate parent company or its subsidiaries, which provides management services under the Master Services Agreement with Brookfield.
Direct operating costs include all attributable expenses except interest, depreciation and amortization, impairment expense, other expenses, and taxes and primarily relate to cost of sales and compensation at the subsidiary level. The following table lists direct operating costs for the three and six months ended June 30, 2021, and June 30, 2020 by nature. Comparative figures have been reclassified to conform to current period’s presentation.

	Three months ended June 30,		Six months ended June 30,
(US$ MILLIONS)	2021	2020	2021	2020
Cost of sales	$9,004	$5,440	$16,439	$13,463
Compensation	980	827	1,971	1,695
Property taxes, sales taxes and other	12	18	22	28
Total	$9,996	$6,285	$18,432	$15,186
Inventories recognized as cost of sales during the three and six month period ended June 30, 2021 amounted to $7,537 million and $13,832 million, respectively (June 30, 2020: $3,531 million and $9,640 million).